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                                                                   EXHIBIT 10.53


                               M E M O R A N D U M


TO:    Bob G. Alexander, President & CEO

FROM:  Melissa H. Rutledge
       Leslie J. Wylie
       R. Kent Lueders
       Philip D. Devlin

DATE:  December 3, 1998

RE:    Severance Policy

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         It is our understanding that the Board of Directors has instituted a
Severance Policy which requires that existing Executive Employment Agreements with the Company be terminated. Each of the undersigned (the "Executive") agrees to terminate his/her existing Executive Employment Agreement with the Company upon enrollment in the Company's Severance Policy; provided the Company agrees that in the event the Company (other than for "cause" as defined in the Severance Policy) or any court shall declare the Severance Pay Benefit described in the Severance Policy to be reduced or denied to any Executive, such Executive shall have the right to claim any benefits or rights under his/her respective Executive Employment Agreement, which shall be deemed to be in full force and effect as if the Severance Policy had not been adopted by the Board of Directors of the Company.



                                        ----------------------------------------
                                        Melissa H. Rutledge, Vice President



                                        ----------------------------------------
                                        Leslie J. Wylie, Vice President



                                        ----------------------------------------
                                        R. Kent Lueders, Vice President



                                        ----------------------------------------
                                        Philip D. Devlin, Vice President

NATIONAL ENERGY GROUP, INC.


By:
    ----------------------------
    Bob G. Alexander
    President and CEO